                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              PITTWAY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              PITTWAY CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

[PITTWAY LOGO]

200 South Wacker Drive
Chicago, Illinois 60606-5802

- ------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 11, 1995
- ------------------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Pittway Corporation will be held on Thursday, May 11, 1995 at 9:30 A.M., local time, at the Seven Continents Skybird Meeting Center, Rotunda Building, O'Hare International Airport, Chicago, Illinois, for the following purposes:

1.  To elect directors for the ensuing year.

2. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on March 31, 1995 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's principal executive offices, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

BECAUSE TWO CLASSES OF STOCK OF THE COMPANY ARE OUTSTANDING, A SEPARATE FORM OF PROXY HAS BEEN PREPARED WITH RESPECT TO EACH CLASS OF STOCK: A WHITE PROXY WHICH RELATES TO THE COMPANY'S COMMON STOCK AND A BLUE PROXY WHICH RELATES TO THE COMPANY'S CLASS A STOCK. STOCKHOLDERS WHO OWN OF RECORD SHARES OF ONLY ONE CLASS ARE BEING FURNISHED ONLY WITH THE PROXY RELATING TO THAT CLASS. STOCKHOLDERS WHO OWN OF RECORD SHARES OF BOTH CLASSES ARE BEING FURNISHED WITH BOTH PROXIES (IN SEPARATE MAILINGS, EACH OF WHICH ALSO INCLUDES A COPY OF THIS NOTICE AND THE PROXY STATEMENT). STOCKHOLDERS WHO RECEIVE BOTH PROXIES MUST COMPLETE, SIGN AND RETURN BOTH PROXIES IN ORDER FOR THE SHARES OF BOTH CLASSES TO BE VOTED BY PROXY.

                                     By Order of the Board of Directors

                                     NICHOLAS J. CACCAMO
                                     Secretary

Chicago, Illinois
April 7, 1995

[PITTWAY LOGO]

- ------------------------------------------

PROXY STATEMENT
- ------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Pittway Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on Thursday, May 11, 1995 and at any postponement or adjournment thereof. All shares of Common Stock and Class A Stock entitled to vote at the annual meeting which are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in the election of directors as described under "Election of Directors" and as to any other matters that may properly be presented to the meeting will be voted as described under "Other Matters." Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Proxy statements and proxies are being mailed to stockholders on or about April 7, 1995. The mailing address of the principal executive offices of the Company is 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

The Company was formerly named Standard Shares, Inc. The Company changed its name to Pittway Corporation in connection with the December 28, 1989 merger (the "Merger") into the Company of Pittway Corporation, a Pennsylvania corporation ("Pennsylvania Pittway") 50.1% of which was owned by the Company.

The Company had outstanding on March 31, 1995, the record date for the annual meeting, 2,626,024 shares of Common Stock and 11,314,700 shares of Class A Stock. Both classes are traded on the American Stock Exchange.

Pursuant to the Company's Restated Certificate of Incorporation, as amended, prior to the Change of Control Date (as defined therein) generally the holders of Class A Stock voting as a class are entitled to elect such number of directors, but not less than two, as equal 25% of the total number of directors constituting the full Board of Directors and the holders of Common Stock voting as a class are entitled to elect the remaining directors, and with respect to all other matters voted upon by the stockholders of the Company, the holders of Common Stock are entitled to one vote per share of Common Stock and the holders of Class A Stock are entitled to one-tenth of one vote per share of Class A Stock.

Subject to certain exceptions, the "Change of Control Date" is defined as the first date on which the shares of Harris Group Stock (as defined below) are entitled to cast fewer than 1,496,110 votes (counting the Class A Stock as entitled to cast one-tenth of one vote per share for this purpose). "Harris Group Stock" means, at any point in time, shares of Common Stock and Class A Stock which, at such time, any member of the "Harris Group" (as defined below), either alone or in combination with any other member or members of the Harris Group, directly or indirectly beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as such Rule was in effect and interpreted at 5:00 P.M. Central Standard Time on December 28, 1989), without taking into account any shares of Common Stock acquired by any member of the Harris Group subsequent to May 31, 1989 in excess of shares of Common Stock disposed of by members of the Harris

Group subsequent to such date. The "Harris Group" means Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons, and executors of estates of such persons. Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

So long as the Change of Control Date does not occur prior to the annual meeting (which the Company believes to be a reasonable assumption), at the meeting the holders of Class A Stock voting as a class will be entitled to elect three directors, the holders of Common Stock voting as a class will be entitled to elect eight directors, and the holders of Common Stock will be entitled to one vote per share of Common Stock and the holders of Class A Stock to one-tenth of one vote per share of Class A Stock with respect to any other business as may properly be brought before the meeting.

Under the Company's By-Laws, attendance at the meeting in person or by proxy by the holders of Class A Stock entitled to cast at least a majority of the votes which the Class A Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Class A Stock, attendance at the meeting in person or by proxy by the holders of Common Stock entitled to cast at least a majority of the votes which the Common Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Common Stock, and attendance at the meeting in person or by proxy by the holders of Common Stock and Class A Stock entitled to cast at least a majority of the votes which such stock is entitled to cast at the meeting on matters other than the election of directors is required in order to establish a quorum for the purpose of any other business.

Pursuant to Delaware law, shares entitled to cast votes on a matter at the meeting which are the subject of an ABSTAIN on that matter will be treated for all purposes relevant to that matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against that matter. Shares entitled to cast votes on a matter at the meeting which are the subject of a broker non-vote on that matter will be treated for quorum purposes relevant to that matter as being present at the meeting and entitled to vote but will not be so treated in determining whether a majority or other required percentage of the "shares present and entitled to vote" on that matter has been obtained.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) as of March 31, 1995 of Common Stock and Class A Stock by (a) the persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock or Class A Stock, (b) each director of the Company, (c) each of the executive officers of the Company listed in the Summary Compensation Table, (d) all directors and executive officers of the Company as a group, and (e) the current members of the Harris Group. The information set forth in the table as to directors and executive officers is based upon information furnished to the Company by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Pittway Corporation, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

                                                                                                      PERCENT OF
                                                                                                      OUTSTANDING
                                          NUMBER OF     PERCENT OF     NUMBER OF     PERCENT OF        VOTES ON
                                          SHARES OF    OUTSTANDING     SHARES OF     OUTSTANDING     MATTERS OTHER
                                           COMMON       SHARES OF       CLASS A       SHARES OF      THAN ELECTION
                 NAME                     STOCK(1)     COMMON STOCK    STOCK(1)     CLASS A STOCK    OF DIRECTORS
- ---------------------------------------   ---------    ------------    ---------    -------------    -------------
William Harris Investors, Inc.(2)(3)...     817,257        31.1%       1,187,665         10.5%            24.9%
  2 North LaSalle Street
  Suite 400
  Chicago, Illinois 60602
Mario J. Gabelli et at.(4).............     520,500        19.8        3,347,544         29.6             22.8
  One Corporate Center
  Rye, New York 10580
American National Bank and Trust
Company of Chicago(5)..................     172,896         6.6          272,631          2.4              5.3
  33 North LaSalle Street
  Chicago, Illinois 60690
Irving B. Harris(3)(6).................     817,257        31.1        1,187,665         10.5             24.9
King Harris(3)(7)(16)..................     366,610        14.0          615,645          5.4             11.4
Neison Harris(3)(8)....................     275,153        10.5          479,690          4.2              8.6
Sidney Barrows(3)(9)...................      25,694         1.0           41,881           .4               .8
William W. Harris(3)(10)...............     817,257        31.1        1,187,665         10.5             24.9
Eugene L. Barnett(11)..................         400           *              652            *                *
Fred Conforti(12)(16)..................       2,600          .1           40,200           .4               .2
E. David Coolidge III..................        None          --            5,000            *                *
Anthony Downs..........................       1,100           *            4,793            *                *
Leo A. Guthart(13)(16).................        None          --           59,171           .5               .2
Jerome Kahn, Jr.(3)(14)................     817,437        31.1        1,187,958         10.5             24.9
Sal F. Marino(16)......................        None          --           33,201           .3               .1
Daniel J. Ramella(15)(16)..............        None          --            7,439           .1                *
All Directors and Executive Officers of
  the Company as a group
  (16 persons)(16)(17).................   1,387,723        52.8        2,344,717         20.7             43.2
The Current Harris Group(3)............   1,385,334        52.8        2,157,576         19.1             42.6

- ------------
 *  Less than one-tenth of one percent.

(1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.

(2) The information as to William Harris Investors, Inc. ("WHI") is derived in part from statements, as amended February 14, 1995, filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(g) of the Exchange Act. Such statements, together with advice furnished to the Company separately by WHI, disclose that (i) WHI, an investment adviser registered under the Investment Advisers Act of 1940, holds all such shares on behalf, and in terminable discretionary accounts, of Irving B. Harris, William W. Harris, Sidney Barrows and certain other members of the Harris Group, (ii) WHI shares voting power with such persons, and has sole dispositive power, with respect to all such shares, (iii) Irving B. Harris and his children (including William W. Harris) are the sole stockholders, and Irving B. Harris and William W. Harris are the controlling stockholders, of WHI and (iv) Irving B. Harris, William W. Harris and Jerome Kahn, Jr. are, respectively, the Chairman, the President and a Vice President of WHI.

 (3) The information as to the Current Harris Group (as defined below), Irving
     B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris is derived in part from statements, as amended January 15, 1990, filed with the Commission pursuant to Section 13(d) of the Exchange Act and statements, as amended November 15, 1991, filed with the Commission pursuant to such Section. Such statements were filed on behalf of such persons as well as those other persons and entities who are currently members of the Harris Group beneficially owning, directly or indirectly, shares of Common Stock or Class A Stock (collectively referred to as the "Current Harris Group"). Such statements disclose that, because of the relationships among members of the Current Harris Group, such persons may be deemed to be a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder. Jerome Kahn, Jr. may also be deemed to be a member of any such group. Irving B. Harris, King Harris, Neison Harris, Sidney Barrows, William W. Harris and Jerome Kahn, Jr. may be deemed in control of the Company by reason of beneficial ownership of stock of the Company by themselves and other members of the Current Harris Group and by reason of their positions with the Company and its subsidiaries. The aggregate number of outstanding shares which may be deemed to be beneficially owned by the Current Harris Group includes all the shares shown in this table for WHI, American National Bank and Trust Company of Chicago, Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris. Total excludes duplication of shares within the Current Harris Group. Addition of the shares beneficially owned by Jerome Kahn, Jr. separate from WHI would not affect the percentages of outstanding shares or outstanding votes shown for the Current Harris Group.

 (4) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from statements, as amended November 15, 1994 and February 21, 1995, filed with the Commission pursuant to
     Section 13(d) of the Exchange Act. Such statements disclose that (i) Mr. Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and
     (iii) Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all such entities exceeds 25% of the Company's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain of 147,700 shares of Common Stock and 877,000 shares of Class A Stock) except 41,800 shares of Common Stock and 267,879 shares of Class A Stock as to which they have no voting power.

 (5) The information as to American National Bank and Trust Company of Chicago ("ANB") is derived in part from a statement, dated February 10, 1995, filed with the Commission pursuant to Section 13(g) of the Exchange Act. Such statement discloses that (i) ANB is the beneficial owner of all such shares as co-trustee of trusts created by Neison Harris, (ii) ANB has no voting power with respect to such shares and shares dispositive power with its co-trustees, King Harris and another member of the Harris Group, and (iii) ANB is a wholly-owned subsidiary of American National Corporation, which in turn is a wholly-owned subsidiary of First Chicago Corporation.

 (6) Consists of the shares held by WHI (of which Irving B. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

 (7) King Harris shares the power to vote and dispose of 345,464 of such shares of Common Stock and 535,585 of such shares of Class A Stock (including in each case all shares listed in the table for ANB). Includes 10,250 shares of Class A Stock which Mr. Harris has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

 (8) Neison Harris shares the power to vote and dispose of 105,993 of such shares of Common Stock and 214,975 of such shares of Class A Stock. He also shares with another member of the Current Harris Group the power to dispose of, but not vote, an additional 30,500 shares of Common Stock and 38,700 shares of Class A Stock.

 (9) Does not include 81,200 shares of Common Stock and 132,356 shares of Class A Stock owned by Mr. Barrows' wife, as to which shares he disclaims beneficial ownership. Includes 8,994 shares of Common Stock and 14,660 shares of Class A Stock held by WHI for the account of Mr. Barrows. As set forth in note (2), the voting power of such shares is shared by WHI with Mr. Barrows and WHI has sole dispositive power with respect to such shares. Mr. Barrows shares the power to vote and dispose of the shares not held by WHI.

(10) Consists of the shares held by WHI (of which William W. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

(11) Eugene Barnett shares power to vote and dispose of all such shares.

(12) Does not include 6,000 shares of Class A Stock owned by Mr. Conforti's wife, as to which shares he disclaims beneficial ownership. Includes 37,735 shares of Class A Stock as to which he shares voting and dispositive power.

(13) Includes 18,939 shares of Class A Stock as to which Mr. Guthart shares voting and dispositive power.

(14) Includes the shares held by WHI, with respect to which Mr. Kahn acts as portfolio manager, and 180 shares of Common Stock and 293 shares of Class A Stock held by Mr. Kahn. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

(15) Mr. Ramella shares power to vote and dispose of 7,148 of such shares.

(16) Includes shares of Class A Stock beneficially owned as of December 31, 1994 through participation in the Company's salary reduction plan (such date being the most recent date for which information regarding account balances under such plan is available).

(17) Includes 960,586 shares of Common Stock and 1,483,813 shares of Class A Stock as to which voting power is shared other than with directors and officers of the Company and 991,086 shares of Common Stock and 1,522,513 shares of Class A Stock as to which dispositive power is so shared. Includes 12,300 shares of Class A Stock which officers of the Company have the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan. Total excludes duplication of shares within such group.

ELECTION OF DIRECTORS

Eleven directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified. Three of such directors are to be elected by the Class A Stock voting as a class and the remaining eight directors are to be elected by the Common Stock voting as a class. The directors to be elected by a particular class will be elected by plurality of the votes cast FOR directors of such class. Except to the extent that stockholders voting in a particular class indicate otherwise on their proxies solicited by the Company's Board of Directors relating to such class, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election by such class (all of whom are now serving as directors elected by such class), provided that if any of the nominees for election by such class shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion or, so long as such action does not conflict with the provisions of the Company's Restated Certificate of Incorporation, as amended, relating to the proportion of directors to be elected by the Class A Stock, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS A STOCK

                                                DIRECTOR                       PRINCIPAL OCCUPATION
                   NOMINEE                       SINCE      AGE                  AND DIRECTORSHIPS
- ---------------------------------------------   --------    ---    ---------------------------------------------
Eugene L. Barnett(A).........................    1980       67     Retired; Consultant from March 1991 to April
                                                                     1993 to, prior thereto Chairman and Chief
                                                                     Executive Officer of, The Brand Companies,
                                                                     Inc. (specialty contractor); Vice President
                                                                     of the Company from 1979 to 1993; Director,
                                                                     AptarGroup, Inc. (specialty packaging
                                                                     components manufacturer) and National
                                                                     Service Corporation (specialty contractor)
E. David Coolidge III(A)(N)..................    1994       51     Managing Partner since January 1995 of, prior
                                                                     thereto Manager of Corporate Finance
                                                                     Department of, William Blair & Company
                                                                     (investment banker), Partner therein since
                                                                     prior to 1990; Director, United Stationers,
                                                                     Inc. (office supplies distributor)
Anthony Downs(A)(C)..........................    1971       64     Senior Fellow, Brookings Institution
                                                                     (non-profit social policy research center)
                                                                     since prior to 1990; Consultant since 1991;
                                                                     Director, Bedford Properties, Inc. (real
                                                                     estate investment trust), General Growth
                                                                     Properties, Inc. (real estate investment
                                                                     trust) and Massachusetts Mutual Life
                                                                     Insurance Corporation (insurance company)

NOMINEES FOR ELECTION BY THE HOLDERS OF COMMON STOCK

                                               DIRECTOR                       PRINCIPAL OCCUPATION
                  NOMINEE                       SINCE      AGE                 AND DIRECTORSHIPS
- --------------------------------------------   --------    ---    --------------------------------------------
Sidney Barrows(E)+..........................     1963      76     Of counsel since January 1994 to, prior
                                                                    thereto shareholder in, law firm of Leonard,
                                                                    Street and Deinard, Minneapolis,
                                                                    Minnesota; Vice Chairman of the Board of
                                                                    the Company since the Merger; Vice
                                                                    President of the Company from 1963 to the
                                                                    Merger; Treasurer of the Company from 1974
                                                                    to the Merger
Fred Conforti...............................     The       53     President of Pittway Systems Technology
                                               Merger*              Group (division of Pennsylvania Pittway
                                                                    until the Merger, division of the Company
                                                                    since the Merger); Vice President of the
                                                                    Company since the Merger; Vice President
                                                                    of Pennsylvania Pittway from 1977 to the
                                                                    Merger

                                               DIRECTOR                       PRINCIPAL OCCUPATION
                  NOMINEE                       SINCE      AGE                 AND DIRECTORSHIPS
- --------------------------------------------   --------    ---    --------------------------------------------
Leo A. Guthart(E)...........................     1980      57     Chairman and Chief Executive Officer of
                                                                    Ademco Security Group (division of
                                                                    Pennsylvania Pittway until the Merger,
                                                                    division of the Company since the Merger);
                                                                    Vice Chairman of the Board of the Company
                                                                    since the Merger and of Pennsylvania
                                                                    Pittway from 1984 to the Merger; Vice
                                                                    President of Pennsylvania Pittway from
                                                                    1970 to 1984; Director, AptarGroup, Inc.
                                                                    (specialty packaging components
                                                                    manufacturer); Trustee, Acorn Investment
                                                                    Trust (mutual funds)
Irving B. Harris(E)+........................     1953      84     Chairman of the Executive Committee of the
                                                                    Company since the Merger; President of the
                                                                    Company from 1964 to the Merger; Chairman
                                                                    of the Executive Committee of Pennsylvania
                                                                    Pittway from 1984 to the Merger; Chairman
                                                                    of the Board of Pennsylvania Pittway from
                                                                    1962 to 1984; Chairman of the Board of
                                                                    Acorn Investment Trust (mutual funds);
                                                                    Director, Teva Pharmaceutical Industries
                                                                    Ltd. (pharmaceutical manufacturer)
King Harris(E)(N)+..........................     1975      51     President and Chief Executive Officer of the
                                                                    Company since the Merger; President of
                                                                    Pennsylvania Pittway from 1984 to the
                                                                    Merger; Vice President of Pennsylvania
                                                                    Pittway from 1978 to 1984; Director,
                                                                    AptarGroup, Inc. (specialty packaging
                                                                    components manufacturer)
Neison Harris(E)+...........................     1963      80     Chairman of the Board of the Company since
                                                                    1974; Chairman of the Board of
                                                                    Pennsylvania Pittway from 1984 to the
                                                                    Merger; President of Pennsylvania Pittway
                                                                    from 1966 to 1984
William W. Harris(C)(E)(N)+.................     1975      55     Private Investor; Treasurer of KidsPac
                                                                    (political action committee) since prior to
                                                                    1990; Director, AptarGroup, Inc.
                                                                    (specialty packaging components
                                                                    manufacturer)
Jerome Kahn, Jr.(C).........................     1994      60     Vice President of William Harris Investors,
                                                                    Inc. (investment advisor) since prior to
                                                                    1990; Trustee, Acorn Investment Trust
                                                                    (mutual funds)

- ------------
(A) Member of Audit Committee
(C) Member of Compensation Committee
(E) Member of Executive Committee
(N) Member of Nominating Committee
 *  Director of Pennsylvania Pittway prior to the Merger
 + Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met seven times during 1994.

The Company's Board of Directors has an Audit Committee, a Compensation Committee and, since late 1994, a Nominating Committee.

The Audit Committee reviews and, as it deems appropriate, approves internal accounting and financial controls for the Company and accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit Committee also makes recommendations to the full Board concerning the engagement of independent public accountants to audit the annual financial statements of the Company and its subsidiaries and arranges with such accountants the scope of the audit to be undertaken by such accountants. The current members of the Audit Committee are Eugene L. Barnett (Chairman), E. David Coolidge III and Anthony Downs. During 1994, the Committee met twice.

The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the full Board with respect to salaries, bonuses and deferred compensation of other officers and executives, compensation of directors and management succession, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of the Company. The Compensation Committee administers the Company's 1990 Stock Awards Plan. The current members of the Compensation Committee are Anthony Downs (Chairman), William W. Harris and Jerome Kahn, Jr. During 1994, the Compensation Committee met five times.

The Nominating Committee, as it deems appropriate, makes recommendations to the full Board with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The current members of the Nominating Committee are William W. Harris (Chairman), E. David Coolidge III and King Harris. Given the timing of its formation, the Nominating Committee did not meet during 1994 nor did it recommend to the full Board any nominees for election as directors at the 1995 annual meeting of stockholders. The Nominating Committee will consider suggestions regarding candidates for election to the Board submitted by stockholders in writing to the Secretary of the Company. With regard to the 1996 annual meeting of stockholders, any such suggestion must be received by the Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described below under the heading "Stockholder Proposals for the 1996 Annual Meeting."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1994, Neison Harris, Irving B. Harris and James H. Lorie were the members of the Compensation Committee through the annual meeting of stockholders and Anthony Downs, Jerome Kahn, Jr. and William W. Harris were the members thereafter.

Neison Harris and Irving B. Harris were, respectively, the Chairman of the Board and the Chairman of the Executive Committee of the Company during 1994.

Pulbrook Associates ("Pulbrook"), a limited partnership of which Irving B. Harris owns 58.7% as a limited partner and a corporation owned by a trust of which William W. Harris is a trustee owns 1.3% as the general partner, was indebted to the Company during 1994 pursuant to an amortizing 8% mortgage note in the original principal amount of $193,000 delivered in November 1993 in connection with Pulbrook's purchase of a National Pride car care center from the Company. The largest outstanding note balance during 1994 (on January 1, 1994) was $193,000. The balance as of April 7, 1995 is $187,844.

EXECUTIVE OFFICERS

All officers of the Company are elected each year by the Board of Directors at its annual organization meeting in May. In addition to Sidney Barrows, Fred Conforti, Leo A. Guthart, Irving B. Harris, King Harris and Neison Harris, information with respect to whom is set forth above, the executive officers of the Company include the following.

     Nicholas J. Caccamo, 50, Secretary of the Company since 1987, Controller since the Merger, Secretary of Pennsylvania Pittway from 1980 to the Merger, Controller of Pennsylvania Pittway from 1977 to the Merger.

     Paul R. Gauvreau, 55, Financial Vice President and Treasurer of the Company since the merger, Financial Vice President of Pennsylvania Pittway from 1979 to the Merger, Treasurer of Pennsylvania Pittway from 1972 to the Merger.

     Sal F. Marino, 75, Chairman since 1990 and Chief Executive Officer since 1988 of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since the Merger, Vice President of Pennsylvania Pittway from 1976 to the Merger.

     Daniel J. Ramella, 43, President and Chief Operating Officer since 1990, Senior Vice President Publishing from 1989 to 1990, and Magazine Publisher prior thereto, of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since 1991.

     Edward J. Schwartz, 53, Vice President of the Company since the Merger, Vice President-Finance of the Company from 1979 to the Merger, Vice President of Pennsylvania Pittway from 1987 to the Merger.

COMPENSATION

BOARD COMPENSATION

Compensation to non-officer directors is paid at the rate of $2,500 per quarter plus $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone and $1,000 for each committee meeting attended, except that $250 is paid for attending a committee meeting held on the same day as a Board meeting. Officer directors are not separately compensated for serving as directors.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the President and Chief Executive Officer of the Company (who served as such throughout 1994) and for each of the Company's four most highly compensated other executive officers serving at the end of 1994. No other person who served as an executive officer of the Company at any time during 1994 had 1994 compensation in excess of the 1994 compensation of any of the executive officers named in the table.

                                                                  ANNUAL                    LONG-TERM
                                                               COMPENSATION                COMPENSATION
                                                          ----------------------      ------------------------
                                                                                      RESTRICTED    SECURITIES
                                                                                        STOCK       UNDERLYING
                                                                                       AWARDS       OPTIONS/      ALL OTHER
          NAME AND PRINCIPAL POSITION             YEAR     SALARY       BONUS          ($)(1)      SARS(#)(2)    COMPENSATION
- -----------------------------------------------   ----    --------    ----------     ----------    ----------    ------------
King Harris, President and Chief Executive        1994    $500,000    $  200,000                     24,575        $  5,256(5)
  Officer                                         1993     500,000       300,000                     19,512           5,133
                                                  1992     450,000       450,000(3)                                   3,268

Fred Conforti, President of Pittway Systems       1994     360,000                    $100,014       19,597           5,256(5)
Technology Group                                  1993     340,000                     220,003       13,268           5,133
(division of the Company)                         1992     325,000     2,675,000(4)                                   5,014

Leo A. Guthart, Chairman and Chief Executive      1994     355,000       300,000                     12,878           4,779(6)
Officer of Ademco Security Group                  1993     330,000       220,000                     12,878           3,757
(division of the Company)                         1992     321,732       135,000                                      3,778

Sal F. Marino, Chairman and Chief Executive       1994     315,000                                    7,215          98,402(7)
Officer of Penton Publishing, Inc.                1993     305,000        95,000                                     76,361
(subsidiary of the Company)                       1992     300,000        90,000                                     70,233

Daniel J. Ramella, President and Chief            1994     285,000       115,000       100,014                        2,768(8)
Operating Officer of Penton Publishing, Inc.      1993     275,000        75,000                     10,732           2,435
(subsidiary of the Company)                       1992     225,000        75,000                                      2,382

- ------------
(1) The awards shown remained outstanding in full at the end of 1994, and were the only outstanding restricted stock awards then held by named executive officers. The aggregate value of the 12,367 shares of Class A Stock subject to such awards was then $497,772. Each such award was a Performance Shares Award scheduled to vest in equal pro rata installments over the five years (or, in the case of Mr. Conforti's 1993 award, three years) subsequent to its grant. Under the terms of each award, no shares are distributable until vesting of such award in full or earlier termination of employment, and at the time shares are distributed an amount is payable equal to the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such award was granted.

(2) Includes certain SARs awarded for 1994 in 1995 (and thus not shown under "Option/SAR Grants During Year" or "Year-End Option/SAR Values"), as follows: K. Harris, 5,063; F. Conforti, 6,329; and S. Marino, 7,215. Each such SAR was a Bonus Award scheduled to vest in full six months subsequent to its grant. Under the terms of each such SAR, following a date approximately three years after the date of grant (or after the date of any earlier termination of employment), an amount is payable equal to the fair market value of the vested shares on such date plus the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such SAR was granted. The Compensation Committee may, in its sole discretion, determine to pay the fair market value of the vested shares in shares of Class A Stock rather than in cash.

(3) This larger than normal amount was based on the significant increase in the Company's earnings of continuing operations and total earnings for 1992, which included a substantial gain on the sale of businesses during the Company's restructuring that began in 1992.

(4) Includes a special one-time bonus of $2,500,000 paid at the time of the sale of the First Alert/BRK Electronics divisions for the instrumental role that Mr. Conforti played in the growth of those businesses and because the sale resulted in a substantial gain to the Company.

(5) Consists of $4,620 annual matching Company contributions during the year to the Company's salary reduction plan and $636 for term life insurance provided by the Company during the year.

(6) Consists of $4,620 annual matching Company contributions during the year to the Company's salary reduction plan and $159 for term life insurance provided by the Company during the year.

(7) Consists of $2,113 annual matching Company contributions during the year to the Company's salary reduction plan and $96,289 required minimum distributions paid during the year from the Company's salary reduction plan and a Company retirement plan.

(8) Consists of $2,132 annual matching Company contributions during the year to the Company's salary reduction plan and $636 for term life insurance provided by the Company during the year.

OPTION/SAR GRANTS DURING YEAR

The following table sets forth information with respect to options and stock appreciation rights ("SARs") granted during 1994 to executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                INDIVIDUAL GRANTS(1)                           VALUE AT ASSUMED
                           --------------------------------------------------------------      ANNUAL RATES OF
                            NUMBER OF       % OF TOTAL                                              STOCK
                            SECURITIES     OPTIONS/SARS                                       PRICE APPRECIATION
                            UNDERLYING      GRANTED TO                                        FOR OPTION TERM(2)
                           OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE    EXPIRATION    --------------------
          NAME              GRANTED(#)     FISCAL YEAR       PRICE($/SH)          DATE        5%($)      10%($)
- ------------------------   ------------    ------------    ----------------    ----------    -------    ---------
King Harris                   19,512           13.2              34.50            3/16/04    423,410    1,073,023
Fred Conforti                 13,268            9.0              34.50            3/16/04    287,915      729,647
Leo A. Guthart                12,878            8.7              34.50            3/16/04    279,452      708,200
Sal F. Marino                   None
Daniel J. Ramella               None

- ------------
(1) Each grant was of a non-qualified option to purchase Class A Stock under the Company's 1990 Stock Awards Plan at an exercise price equal to the market price on the date of grant. Each option becomes exercisable on the third anniversary of the date of grant, subject to acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability or retirement upon or after reaching age sixty-five; partial acceleration in increments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").

(2) The assumed annual rates of appreciation in the price of Class A Stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the Class A Stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of Class A Stock would have to increase to $56.20/share (5%) or $89.49/share (10%). In such event, and assuming corresponding annual rates of increase for the market price of Common Stock, the market value of all currently outstanding shares of Common Stock and Class A Stock would have increased by approximately $305,000,000 (5%) or $773,000,000 (10%).

YEAR-END OPTION/SAR VALUES

The following table sets forth information with respect to the value of unexercised options and SARs held by executive officers named in the Summary Compensation Table as of December 31, 1994.

                           YEAR-END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                         OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/
                                                           YEAR-END(#)               SARS AT YEAR-END($)
                      NAME                          EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- -------------------------------------------------   -------------------------     -------------------------
King Harris                                                  0/68,339                   $0/$1,179,766
Fred Conforti                                                0/26,536                    0/   270,336
Leo A. Guthart                                               0/25,756                    0/   262,389
Sal F. Marino                                                    None
Daniel J. Ramella                                            0/34,512                    0/   888,626

EMPLOYMENT AGREEMENTS

The Company's employment agreement with Mr. Guthart provides for a minimum annual salary of $355,000.

The employment agreement between a subsidiary of the Company and Sal F. Marino, which provided for a minimum annual salary of $315,000 during 1994, plus payment to him or his estate of $500,000 over a period of 60 months after termination of employment (or a present value equivalent thereof at the time of termination), was extended and amended during 1994 to provide for a minimum annual salary of $330,000 after December 31, 1994 during the term of employment (i.e., until December 31, 1995 or such later date as the Company and he may agree upon).

PLANS AND ARRANGEMENTS

In the descriptions of plans and arrangements which follow, references are made to shares of Class A Stock. If the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In the event of any such change, references to Class A Stock in such descriptions should be understood to refer to Common Stock.

Salary Reduction Plan
     Under the Company's salary reduction plan (which was originated by Pennsylvania Pittway and assumed by the Company in connection with the Merger), eligible covered employees of the Company and its subsidiaries may elect to have a portion of their "earnings" (total cash compensation less certain items) contributed to the plan by their employers, and their employers match such contributions with specified percentages thereof. The percentages vary as between separate groups of covered employees and are determined from time to time by their employers. For 1994, such percentages ranged from .6% to 3.0% of eligible covered employees' "earnings." Contributions and matches are invested in one or more investment funds selected by the employees from among those available under the plan. Such funds include a fund which invests solely in Class A Stock. Salary reduction contributions vest immediately. Subject to acceleration in the event of termination of employment upon retirement after age 65 or on account of death or disability, employer matching contributions vest on a cumulative basis of 20% per year of credited service under the plan. Vested contributions (after any earnings or losses from the investment thereof) are distributed in a lump sum or installments following termination of employment, but account balances may under certain circumstances and subject to certain conditions be withdrawn or borrowed earlier.

Retirement Plans
     The Company and its subsidiaries have tax-qualified retirement plans covering all domestic salaried employees, and certain domestic hourly employees, after three months of service. The plans are fully paid for by the Company, and employees become fully vested after five years of service. The annual benefit payable to an employee under the plans upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the plans plus certain increases put into effect prior to 1995. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.8% (2.0% for years after 1986) of such year's compensation above such wage base; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation"; and for each year thereafter, 1.2% of such year's compensation. The employee's compensation under the plans for any year includes all salary (before any election under the Company's salary reduction plan), commissions and overtime pay and, beginning in 1989, bonuses (in the case of each executive officer named in the Summary Compensation Table, the equivalent of the sum of the amounts set forth for such executive officer for such year in the Annual Compensation columns of such Table and the amount of cash and/or the value of any shares of Class A Stock distributed to such executive officer during such year pursuant to awards under the Company's 1990 Stock Awards Plan); subject to such year's limit applicable to tax-qualified retirement plans ($150,000 for 1994 and, currently, for each year thereafter). The employee's "covered compensation" under the plans for any year is generally the average, computed such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the plans is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the plans upon retirement at normal retirement age for the following persons (assuming 1995 and future compensation at the $150,000 limit currently applicable and that covered compensation remains constant) are: K. Harris, $116,604; F. Conforti, $104,844; L. Guthart, $126,684; and D. Ramella, $82,008.
S. Marino has reached normal retirement age, but has continued as an active employee. The annual pension which would have been payable if he had retired on December 31, 1994 is $86,328.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") makes salary, bonus and long-term incentive plan decisions with respect to all of the Company's executive officers.

In making such decisions, a primary goal, subject to the Company's performance being adequate to support it, is that the compensation paid to the Company's executive officers remain competitive. While the Committee is mindful of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the loss of deductibility for federal income tax purposes of certain remuneration of a covered executive officer in excess of $1,000,000 during 1994 or any subsequent year, the Committee does not base decisions primarily on preserving such deductibility.

The Committee's policies applicable to compensation of the Company's executive officers other than its chief executive officer for 1994 were as follows:

SALARY

The Committee obtained from an outside compensation specialist a detailed report regarding salaries being paid to top level executives in companies of roughly the same size and in the same type of business as that of the Company executive. In the case of Mr. Conforti and Mr. Guthart, salary information from companies in the electronic/electrical equipment field was used to generate comparative information. In the case of Mr. Marino and Mr. Ramella, companies in the trade publishing industry were used as sources of data. In the case of Corporate Office executives, salary information from both electronic/electrical equipment companies and durable goods manufacturers was used.

The companies included in the report were not identified by the outside compensation specialist, so the Committee was unable to determine whether the performance of those companies (or at least of those companies which are free-standing companies) was reflected in the indices used in the Performance Graph which follows this Report. However, because nearly all of the Company's major direct competitors are either divisions of larger diversified companies or privately held, the Committee believes that those competitors generally are not included in either the outside compensation specialist's report or such indices. The Committee believes that the electronic/electrical equipment companies included in the outside compensation specialist's report are, as a group, as comparable to the companies included in the Value Line Electronics Industry Index used in the Performance Graph as any other group of companies for which compensation information was available to the Committee.

The report specifically identified salaries at the 50th, 75th and 90th percentiles of the ranges of salaries surveyed. It also showed pay differentials between presidents and chief executive officers (CEOs) of free-standing companies and presidents and CEOs of division-based companies. The Committee tended to focus on salaries paid in free-standing companies for two reasons. First, Company businesses are given a high degree of autonomy and effectively run as free-standing companies. Second, Company executives are likely targets of management recruiters from free-standing competitors of the Company.

The Committee also reviewed published compensation information from three publicly held companies in the alarm equipment business. While these companies are smaller than the Company's major alarm divisions, they still are indicative of what competitive firms are paying in the alarm industry. Similar information regarding compensation in the trade publishing industry was not readily available.

As for salary policy in general, the Committee aimed at setting salaries somewhere between the 50th and 75th percentile of the salary ranges reported by the outside compensation specialist.

BONUS

The Committee used the same outside compensation specialist to determine the ranges of total cash compensation (i.e., salaries plus bonuses) being offered by "comparable" companies in the electronic/electrical equipment, trade publishing, and durable goods manufacturing industries. As was the case with salary information supplied by the specialist, the Committee focused on total cash compensation being given in the 50th to 75th percentile range because it felt that this range was appropriate for an executive doing a good job in a business performing well. Using the ranges as a guide, the Committee awarded bonuses which were related to general management performance and, in the case of executives other than Corporate Office executives, the following criteria with regard to their respective businesses:

     1. The accomplishment of yearly goals and objectives.
     2. Growth in pre-tax profit.
     3. The overall level of pre-tax profit compared to other Company businesses.
     4. Return on equity.

For 1994, bonuses for executive officers ranged from 27% to 97% of their base salaries and total cash compensation ranged between the 58th and 92nd percentile of the ranges for free-standing companies reported by the outside compensation specialist.

No set formula was used to determine total cash compensation because the Committee believes that annual formulas are too rigid and lead to pay distortions on a year-to-year basis. In the case of executives other than Corporate Office executives, the Committee gave the greatest weight, however, to growth in pre-tax profit and return on equity. Each of such executives accomplished the goals set for him as to those criteria. In determining the amounts of total cash compensation for Messrs. Guthart, Marino and Ramella, the Committee also considered the amounts to which they became entitled in the first quarter of 1995 under incentive plans established in 1992 based on the improvement of profitability and return on equity between 1992 and 1994 for their respective businesses.

The restricted stock awards (Performance Shares Awards) and certain SARs (Bonus Awards) for 1994 shown in the Summary Compensation Table, as well as Bonus Awards for 1994 made to two other executive officers, were made in lieu of portions of bonuses which would otherwise have been paid in cash.

STOCK OPTION AND STOCK APPRECIATION RIGHT (SAR) PROGRAM

In 1993, the Committee established a ten-year Stock Option and Stock Appreciation Right (SAR) Program to more closely tie the financial interests of managers with those of stockholders. In 1994, 90,184 stock options and 57,500 SARs were granted to 47 top and middle managers, including three executive officers named in the Summary Compensation Table. The exercise price of the options and the base price for the SARs was the market price of the Company's Class A Stock on the date of the grant.

The Program was designed by the Company's outside compensation specialist, who patterned it after programs used by many other companies of the Company's size. The Committee intends, subject to continuing improvement in the Company's profits, that over the ten-year period stock options and SARs equivalent to approximately 10% of the Company's outstanding shares will be awarded. According to the outside compensation specialist, the 10% target represents the median for companies of the Company's size.

The combined total of stock options and SARs granted under the Program through 1994 -- 355,132 -- represents approximately 2.5% of the Company's outstanding Common and Class A Stock. The Committee intended that the initial option and SAR grants in 1993 be somewhat larger than normal as a way of giving added incentive to the executives participating.

The specific stock option and SAR grants given in 1994 were allocated among executives on the basis of their positions and levels of responsibility. The numbers and values of options and SARs already held by the executives were not a factor in the allocation.

The Bonus Awards for 1994, SARs which were awarded in lieu of portions of bonuses which would otherwise have been paid in cash, were not part of the Program.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Committee obtained from an outside compensation specialist a detailed report regarding compensation being paid to Presidents and CEOs of a broad range of electronic/electrical equipment and durable goods manufacturers of roughly the same size as the Company. The report specifically identified in dollar terms the 50th, 75th and 90th percentile of base salary, total cash compensation (base salary plus cash bonus) and total compensation (including stock options and other considerations) being paid to these comparable Presidents and CEOs. Mr. Harris's base salary, total cash compensation, and total compensation, were respectively, at the 60th, 80th and 77th percentiles of compensation reported. The Committee felt compensation was appropriate given Pittway's outstanding growth in earnings and return on equity during the year.

                                       Compensation Committee

                                       Anthony Downs, Chairman
                                       William W. Harris
                                       Jerome Kahn, Jr.

PERFORMANCE GRAPH

The following line graph compares the yearly percentage change in cumulative total shareholder return, assuming reinvestment of dividends into additional shares of the stock on which paid, for the Company's Common Stock and Class A Stock with a broad stock market index (Wilshire 5000 Index), an industry index (Value Line Electronics Industry Index), and, through 1992, an industry index previously used in the Company's proxy statements (Value Line Diversified Industry Index). The Company believes that the Value Line Electronics Industry Index represents a better comparison for periods since the spinoff of AptarGroup, Inc. on April 22, 1993 (the "Spinoff"), because the majority of the Company's sales, earnings and assets since the Spinoff have come from the electronics-related Alarms and Other Security Products segment of its business.

                Comparison of Five Year Cumulative Total Return
    Pittway Corporation Common Stock and Class A Stock, Wilshire 5000 Index, Value Line Electronics Industry Index and (through 1992) Value Line Diversified
                                 Industry Index

                         1989               1990               1991                1992                 1993              1994
Pittway Common           100.00             53.66               78.75               91.88               169.54            196.61
Pittway Class A          100.00             50.04               88.18              107.24               210.66            266.58
VL Electronics Group     100.00             91.35              128.85              143.27               185.58            207.79
Wilshire 5000            100.00             93.82              125.91              137.20               152.69            152.60
VL Diversified Group     100.00             80.99              107.44              126.45
- ------------

* For periods subsequent to the Spinoff, (A) total return on the Common Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Common Stock was reinvested in Common Stock on that date, and (B) total return on Class A Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Class A Stock was reinvested in Class A Stock on that date.

CERTAIN TRANSACTIONS

During 1994, a limited partnership in which Irving B. Harris and William W. Harris have interests was indebted to the Company. See "Compensation Committee Interlocks and Insider Participation."

SECTION 16(A) REPORTS

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company with respect to 1994 by persons who were, at any time during 1994, directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock or Class A Stock, no such persons failed to file on a timely basis reports required by such Section during 1994.

ANNUAL REPORT

The Company's annual report for the year ended December 31, 1994 has been mailed separately to stockholders prior to the mailing of this proxy statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

Any stockholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in May 1996 must be received at the principal executive offices of the Company no later than December 8, 1995.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by the Company.

OTHER MATTERS

Price Waterhouse, who served as auditors for the year ended December 31, 1994, have been selected by the Board, upon recommendation of the Audit Committee, to audit the consolidated financial statements of the Company for the year ending December 31, 1995. It is expected that a representative of Price Waterhouse will attend the annual meeting, with the opportunity to make a statement if he should so desire, and will be available to respond to appropriate questions.

The management does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting.

However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                     By Order of the Board of Directors

                                     NICHOLAS J. CACCAMO
                                     Secretary

Chicago, Illinois
April 7, 1995

   PITTWAY CORPORATION          COMMON        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK         Neison Harris, King Harris and Nicholas J. Caccamo
 Chicago, IL 60606-5802          PROXY        (each with full power of substitution) are hereby
- -------------------------                     authorized to vote all the shares of Common Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May
                                              11, 1995, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed                WITHHOLD AUTHORITY         / /
                                  below    / /                           to vote for all nominees listed
                                  (except as noted to the contrary       below
                                  below)

  S. Barrows, F. Conforti, L. Guthart, I. Harris, K. Harris, N. Harris, W. Harris and J. Kahn, Jr.
  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

2. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

Dated ---------------------------- , 1995                                        ----------------------------------------

- ----                                                             ----            ----------------------------------------
                                                                                 (Signature of Stockholder)

                                                                                 (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)

                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.

   PITTWAY CORPORATION          CLASS A       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK         Neison Harris, King Harris and Nicholas J. Caccamo
 Chicago, IL 60606-5802          PROXY        (each with full power of substitution) are hereby
- -------------------------                     authorized to vote all the shares of Class A Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May
                                              11, 1995, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed                WITHHOLD AUTHORITY         / /
                                  below    / /                           to vote for all nominees listed
                                  (except as noted to the contrary       below
                                  below)

  E. Barnett, E. Coolidge III and A. Downs
  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

2. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

Dated ---------------------------- , 1995                                        ----------------------------------------

- ----                                                             ----            ----------------------------------------
                                                                                 (Signature of Stockholder)

                                                                                 (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)

                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.

   PITTWAY CORPORATION          CLASS A       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK         Neison Harris, King Harris and Nicholas J. Caccamo
 Chicago, IL 60606-5802          PROXY        (each with full power of substitution) are hereby
- -------------------------                     authorized to vote all the shares of Class A Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May
                                              11, 1995, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed                WITHHOLD AUTHORITY         / /
                                  below    / /                           to vote for all nominees listed
                                  (except as noted to the contrary       below
                                  below)

  E. Barnett, E. Coolidge III and A. Downs
  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

2. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

Dated ---------------------------- , 1995                                        ----------------------------------------

- ----                                                             ----            ----------------------------------------
                                                                                 (Signature of Stockholder)

                                                                                 (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)

                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.